Supplement to the
Fidelity Fifty®
August 29, 2005
Prospectus

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The following information replaces the similar information found under the "Principal Investment Risks" heading in the "Investment Details" section on page 7.

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following information replaces the similar information regarding redemption fees in the "Buying and Selling Shares" section under the "Selling Shares" heading beginning on page 14.

If you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: redemptions of shares acquired by reinvesting dividends and distributions; rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund, if applicable, as long as the money never leaves the fund; and redemptions in kind.

Effective December 31, 2005, the fund also permits waivers of the short-term redemption fee for the following transactions, if applicable:

(Note: if you transact directly with Fidelity, the following transactions will not be exempt from redemption fees until the necessary modifications are made to Fidelity's recordkeeping systems. These modifications are targeted to be completed before May 31, 2006.)

FIF-05-03 December 15, 2005
1.463147.116

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death, or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers, including Strategic Advisers, Inc., an affiliate of FMR, that manage accounts that invest in the fund may pay short-term redemption fees on behalf of their investors. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.